UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported)
July 24, 2008
STERLING CHEMICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50132	76-0502785
(State or other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation)		Identification No.)

333 Clay Street, Suite 3600	77002-4109
Houston, Texas	(Zip Code)
(Address of principal executive offices)
(713) 650-3700
(Registrant’s telephone number, including area code)
Not Applicable
(Former names or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report
Item 9.01. Financial Statements and Exhibits
(c) Exhibits

10.1*	Third Amended and Restated Plasticizers Production Agreement dated effective as of April 1, 2008 between BASF Corporation and Sterling Chemicals, Inc.

*	Confidential portions have been filed separately with the Commission.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2008	STERLING CHEMICALS, INC.
	By:	/s/ John R. Beaver
John R. Beaver
Vice President — Finance and Chief Executive Officer

INDEX TO EXHIBITS

10.1*	Third Amended and Restated Plasticizers Production Agreement dated effective as of April 1, 2008 between BASF Corporation and Sterling Chemicals, Inc.

*	Confidential portions have been filed separately with the Commission.